STURM, RUGER & CO., INC.

Annual Meeting
April 23, 2008

RUGER
ARMS MAKERS FOR RESPONSIBLE CITIZENS®

Caution – Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended March 29, 2008. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

Communications Policy

Investment Community Communications Policy

Effective April 11, 2008

To balance our desire to maintain and cultivate investor interest and confidence in the Company with our limited resources and our need to abide by Regulation FD, we have adopted the following communications policy:

1. No meetings will be held with individual investors or analysts. Written questions are welcome and may be submitted throughout the year and will be addressed, if appropriate, in the MD&A section of the next quarterly filing.
2. No financial forecasts or earnings guidance will be given.
3. We anticipate implementing quarterly conference calls in 2009.
4. We will present at appropriate investor forums, but only during the 4-weeks immediately after a quarterly filing. A current posting of those forums can be found at www.ruger.com/Corporate/S-Forums.html.

2008 Investor Forums

Tuesday, April 29, 2008: New York City
Contact: Eric May, Sandgrain Securities

Thursday, May 1, 2008: Little Rock, Arkansas
Contact: Paul Swinand, Stephens, Inc.

Monday, May 5, 2008: Boston
Contact: Eric May, Sandgrain Securities

Tuesday, May 6, 2008: Chicago
Contact: Eric May, Sandgrain Securities

Monday, May 12, 2008: New York
Contact: Jim Barrett, C. L. King

Tuesday, May 13, 2008: Boston
Contact: Jim Barrett, C. L. King

Investment Highlights

- Leading Firearms Brand
- Experienced, Dynamic Board of Directors
- Strong Management Team
- Strong Market Position in Rifles, Revolvers and Pistols
- Recent, Exciting New Product Launches
- Strong Balance Sheet: Well positioned to take advantage of business opportunities as they arise
- Improving Fundamentals

NYSE: RGR
Shares Outstanding: 20.4 Million
Price: $7.64 (4/18/08)
Market Capitalization: $154 Million

Company Profile

- Trailing 12 Months Sales of $150.4 million (period ending 03/29/2008)
- Manufacturing Facilities in Newport, NH & Prescott, AZ
- Corporate Office in Southport, CT
- 1,117 Non-Union Employees
- Investment Castings – sell to 25 other Firearms Manufacturers
- Firearms Products:

Rifles	Pistols	Revolvers	Shotguns
Single Shot	Rimfire	Single Action	Over & Under
Autoloading	Centerfire	Double Action	
Bolt Action			

- 2-Step Distribution: sell to 15 wholesale distributors
- 292 Catalog SKUs

Management Team



Michael Fifer

Chief Executive Officer and Director

With Ruger for 1-1/2 years – Age 51

Former EVP Mueller Industries (NYSE: MLI)

Former President North American Operations at Watts Industries (NYSE: WTS)

- BS in Physics from the U.S. Naval Academy
- U. S. Navy Nuclear Power School
- MBA from the Harvard Business School

Management Team



Stephen Sanetti

President, General Counsel, and Director

Resigning effective May 1 to become CEO of the National Shooting Sports Foundation (NSSF)

Management Team



Tom Dineen

Chief Financial Officer, Treasurer

With Ruger for 11 years – Age 39

Former Audit Manager at KPMG LLP

- BS in Accounting from Boston College

Management Team



Chris Killoy

Vice President of Sales & Marketing

With Ruger for 2-1/2 years – Age 49

19 years in Firearms Industry

Former GM at Savage Range Systems

Former VP of Sales & Marketing at Smith & Wesson

Formerly with GE Aerospace

Major, USAR (Ret.)

- BS from U.S. Military Academy

Management Team



Mark Lang

Group Vice President

Joined Ruger in February – Age 51

Former President of Custom Products Division, Mueller Industries (NYSE: MLI)

Former manufacturing executive with Thomas & Betts, Black & Decker, General Electric

- BS in Environmental Engineering from Florida State
- MS in Industrial Engineering from University of Tennessee
- Graduate of GE Manufacturing Management Program

Management Team



Tom Sullivan

Vice President of Newport Operations

With Ruger for 1-3/4 years – Age 48

Former Manufacturing Executive at IMI Norgren, Rexnord, and TRW Automotive. Tom has extensive experience in manufacturing, supply chain, and product development. He has been a student and teacher of the Toyota Production System for the last 15 years.

- BS in Mechanical Engineering from the Illinois Institute of Technology (IIT)
- MS in Mechanical Engineering from the Massachusetts Institute of Technology (MIT)
- MBA from University of Chicago

Management Team



Steve Maynard

Vice President Lean Business Development

With Ruger for 1 year – Age 53

Former VP of Engineering and CIO of Wiremold

- BS in Engineering from Worcester Polytechnic Institute
- MBA from the Rensselaer Polytechnic Institute

Management Team



Jeff Barger

Exec. Director of Corporate Development

With Ruger since September – Age 51

Former VP Corporate Development of Dynatech. Experienced entrepreneur.

- BA in Economics and BS in Political Science from Denison

Management Team



Leslie Gasper

Corporate Secretary

With Ruger for 34 years – Age 39 and holding…

- Associate of Arts from Fairfield University

Product Demand

- Ruger Brand Strength
  - Rugged, reliable firearms products priced at a good value to consumers
- Markets Ruger participates in:
  - Sporting firearms for hunting, target shooting, and plinking
  - Striker-fired pistols (SR9) – Launched October 18, 2007
  - Compact carry pistols (LCP) – Launched February 2, 2008
- Higher growth markets Ruger has not participated in:
  - Compact carry revolvers
  - AR-15 style rifles

Product Demand

Bookings	2008 Q1	2007 Q4	2007 Q3	2007 Q2	2007 Q1
Orders Received	$73.8	$32.8	$25.4	$39.1	$58.9
Units Ordered	260,100	113,100	80,900	115,300	175,700
Average Unit Value of Bookings	$257	$262	$284	$307	$303

Shipments	2008 Q1	2007 Q4	2007 Q3	2007 Q2	2007 Q1
Firearms Revenue	$40.7	$31.7	$29.3	$39.6	$43.6
Units Shipped	137,700	111,900	98,600	129,600	141,700
Average Sell Price	$296	$283	$297	$305	$308

Backlog	2008 Q1	2007 Q4	2007 Q3	2007 Q2	2007 Q1
Ending Backlog	$40.7	$17.9	$16.2	$23.3	$27.9
Units in Backlog	157,100	36,500	35,700	53,400	68,300
Average Unit Value of Backlog	$234	$444	$411	$395	$370

Orders Received, Firearms Revenue, and Ending Backlog in millions

Product Demand

- Aggressive new product development
- Line extensions in existing firearms category and niche special runs and limited editions
- New opportunities for licensing and accessory sales
- Increasing the size of the field sales force
- Partnerships


NRA
Mini-14 Rifle


LEGENDARY
IN A SMALL
PACKAGE.
RUGGED.
RELIABLE.
READY.


It's a Damn Fine Gun.

Product Demand

New Products in 2007 and Q1 2008:

- Hawkeye Bolt Action Rifles including .375 Ruger
- Mini-14 Target Rifle
- SR9
- SP101 in .327 Federal Magnum
- Charger pistol
- Ruger Compact Magnums in .300 RCM and .338 RCM
- NRA Mini-14
- LCP

Product Demand

Ruger SR9


RUGER

Product Demand

22 Charger Pistol





Product Demand

Ruger LCP


RUGER


RUGER®

Product Demand

New style of product launches


THE NEW
SR9
HAS ARRIVED
THE NEW
SR9
HAS ARRIVED
THE NEW RUGER
SR9
HAS ARRIVED

Product Demand


KIMBER TEAM MATCH II .45 ACP!
GUNS
RIGHTS WATCH!
17 SHOT 9MM!
RUGER'S RELIABLE SR9
PISTOL PERFECTION!
THE WORLD'S FOREMOST GUN AUTHORITY
GUN Digest
SR9!
25+ NEW GUNS FOR '08
HANDGUNS
RUGER SR9
EXCLUSIVE
15,000-ROUND TORTURE TEST
FEDERAL'S NEW .327
Gun Week
Ruger's New SR9 Pistol
NEW COLLECTOR'S EDITION
2008
RUGER
BUYER'S GUIDE AND CATALOG
ALL NEW!
SR9
PREMIER ISSUE! THE HOTTEST GEAR NOW!
SHOOTER'S GUIDE
RIFLES!
SHOTGUNS!
HANDGUNS!
RUGER'S NEW SR9 LEADS THE PACK!
PLUS
OPTICS, LASERS, AMMO, KNIVES AND ACCESSORIES!
AMU's M9: Service Champ
GUNS&AMMO
EXCLUSIVE! Ruger's Ultra-Slim
SR9
Wide-Body Whack!
Bullets on Safari
The .300 RCM
Britain's Martini-Henry
NRA
SHOOTING Illustrated
Inside SHOT Show
The Hottest Gear for 2008
Surprise Strike Ruger SR9
Perfect Storm
The New-Model 70 Better Than Ever?

Product Demand



Special Handgun Is
SHOOTIN
TIM
Move Over
There's A
Magnum In
.32
Fede
Magn
Springfield's New Night Light
World's Deadliest Bullet Turns 60
Simpson's Favorite .358 Win. Loads
.375 H&H–
All The Cartridge You Need
Sako's New 85

4" Redhawk



BROWNING'S 'SILVER' AUTO SHOTGUN
ROCK RIVER'S BASIC CARRY .45
GUN WORLD
FOR LAPD'S ELITE:
KIMBER'S 'SIS' PISTOLS
RUGER'S 'PACKING' .44 MAGNUM
REDHAWK
FIRE AND ICE!
WINTER BIATHLON
TACTICAL:
ADVANCED AK-47s FROM ROMANIA
KEL-TEC'S .223 AUTO PISTOL

Product Demand

New Print Approach



380 AUTO
RUGER
THE
NEW RUGER®
LCP™
ACTUAL
SIZE



SP101
You can
never be
too prepared.
RUGER



NEW COLLECTOR'S EDITION
2008
RUGER
BUYER'S GUIDE AND CATALOG
ALL NEW!
SR9
SLIMLINE NINE
EXCLUSIVE
REVIEWS
PLUS A
FULL COLOR
42 PAGE
CATALOG
17+1
ROUNDS!

Product Demand

New Web Approach


RUGER AUCTION
Click here to register
Home
Auction Overview
Payment Procedures & Fees
Site Usage Agreement
Sign In
Currently for Auction:
Ruger Security Six Double Action Revolver in 9mm

Product Demand

Television


RUGER ARMS MAKERS FOR RESPONSIBLE CITIZENS®
Site Search by Google Go
Firearms
Product Service
News & Resources
On-line Store
RUGER'S ADVENTURES on VERSUS™
VERSUS
Ruger's Adventures on VERSUS™
VERSUS
Ruger's Adventures on VERSUS™ celebrates the world's best hunting by taking viewers along on some of the planet's finest big game and bird hunting adventures. From the peaks of the Rockies to the tundra of Patagonia, this series showcases the drama and excitement that is the hallmark of the hunting life.
RUGER'S ADVENTURES
RUGER'S ADVENTURES
EPISODES
Colorado Elk
Join us as we hunt elk at Keyah Grande in Durango, Colorado with Steve Le Blanc, an artistic bronze sculptor.
Watch Episode Preview
Texas Whitetail
In this jaw-dropping episode, watch former Mrs. Nebraska 2003, Olivia Angelloz, blast away the competition as she hunts a Texas whitetail for the very first time!
Watch Episode Preview

Product Demand



Partnerships

- InterMedia
- Hornady
- Federal Ammunition
- Down Range TV
- Hogue
- NRA
- Crimson Trace
- Burris
- Big Rock

HOGUE GRIPS

FEDERAL PREMIUM

Hornady



Crimson Trace
PROTOTYPE



NEW COLLECTOR'S EDITION
2008
RUGER
BUYER'S GUIDE AND CATALOG
ALL NEW!
SR9
SLIMLINE NINE
EXCLUSIVE REVIEWS
PLUS A FULL COLOR 42 PAGE CATALOG
17+1 ROUNDS!

NRA

BURRIS

DOWNRANGE.TV with Michael Bane

Crimson Trace LASERGRIPS

Product Demand

New Licensing Partnership

- UMAREX



Product Demand

GANDER MTN. WE LIVE OUTDOORS

Bass Pro Shops

Cabela's WORLD'S FOREMOST OUTFITTER

Co-Op Advertising

Retail Training

Increased Sales Team



Tim Murphy
NEW Rep
Mike Gladson
Dave Tilden
NEW Rep
Milt Pitman
NEW Rep
Ron Macy & Assoc.
AK
WA
OR
MT
ID
WY
NV
UT
CA
AZ
NM
CO
ND
SD
MN
NE
IA
KS
WI
MI
IL
IN
OH
MO
KY
OK
AR
TX
LA
TN
MS
AL
GA
NC
SC
FL
NY
PA
WV
VA
VT
ME
NH
MA
RI
CT
NJ
DE
MD
HI

Ruger Business System

- Ruger is implementing a business system that relentlessly pursues the elimination of all non-value-added activities from every business process with the ultimate goal of providing World-Class quality, delivery and service to our customers at the lowest possible cost.

Ruger Business System

Ruger Business System



Build and Leverage Brand
Management Team / Company Culture
Growth from Acquisitions
Ruger Business System
Strategy Deployment
Organic Growth Opportunities
Operational Excellence (Kaizen)

Ruger Business System

- Bill Ruger, Sr. set the direction for the Company for 50+ years
- New management team
  - First priority – fix the base business
  - Clean up the balance sheet
  - Develop and implement a strategy for the future
  - Initial tool used will be Strategy Deployment
- Strategy Deployment
  - Step-by-step planning, implementation, and review process for managing change during the lean transformation
- Next steps
  - Set breakthrough objectives
  - Identify strategies to achieve the objectives
  - Prioritize and resource specific initiatives for the upcoming year

Ruger Business System

Breakthrough Objectives:

- 100% Customer Service, 100% Fill, On-Time
  - 2 hours for catalog SKUs
  - Promised lead time for special make-up SKUs
- 20% Productivity Improvement Each Year
- 20% Operating Profit
- 12x Inventory Turns
- 50% Reduction in Scrap/Rework Each Year
- Double In Size Every 3-5 Years
- 33% of Sales from Products Launched in Past 2 Years
- Reduce Product Development Time: Derivative-3 months; Platform-6 months; Breakthrough-12 months

Caution – Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended March 29, 2008. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

Ruger Business System

2008 Strategy Deployment:

- Increase product demand
- Execute new product plan
- Seek complimentary acquisitions
- Re-engineer existing product lines
- Increase production capacity to fill existing orders and build safety stock inventory of finished goods
- Continue lean transformation
- Get out of the Dorr building
- Reduce cost of goods sold

Ruger Business System

2008 Strategy Deployment (continued):

- Reduce breakeven point
- Eliminate need for 3 out of 4 quarterly physical inventories per year
- Upgrade information systems
- Start to develop a learning culture
- Develop a culture of safety awareness

Product Manufacturing

In Late 2006, started going lean (adopting a Toyota-style production system):

- Relentless, ongoing effort to eliminate waste
- Implementation of single-piece flow cells and pull systems
- Reduction of inventory
- Required:
  - Complete cultural change
  - Change from piece rate to hourly pay system
  - Change from one annual order to frequent orders on demand at distributor convenience
  - Major re-layout of the operations to accommodate flow cells rather than movement of large batches of inventory
  - Significant engineering resources

Product Manufacturing

The Elimination of Waste

• Over-production	Producing more or faster than needed
• Waiting	Idle time created when people wait for things
• Transportation	Movement of information or material
• Over-processing	Additional effort which adds no value or is not required
• Inventory	Any supply in excess of customer (internal and external) requirements necessary to produce goods or services just-in-time
• Motion	Any movement of people or machines
• Defects/Rework	Effort spent in not doing it correct the first time
• People Utilization	Not engaging everyone in improving the business

Relentless pursuit of the elimination of waste

Product Manufacturing

10/22 Receiver Before Kaizen



Product Manufacturing

10/22 Receiver After Kaizen



Product Manufacturing

10/22 Receiver Kaizen Results

	Before	After	Improvement
Floor Space	737 sq. ft.	433 sq. ft.	41% reduction
Part travel distance	1,469 ft.	62 ft.	96% reduction
WIP Inventory	15,623	4,590	70% reduction
Production Output	750	800	7% increase
# of Operators	7	6	14% reduction
Productivity (pcs/hr)	11.1	16.7	50% increase

Product Manufacturing

Improved Material Management

- Steady reduction in raw materials, work in process, and finished goods



10
5
0
-5
-10
-15
-20
$ Million
1Q 05
3Q 05
1Q 06
3Q 06
1Q 07
3Q 07
1Q 08
Inventory (Qtr to Qtr)

$23.1 million of inventory reduction in 2007

Product Manufacturing

Average Daily Production of Firearms

- Steady improvement in Q1 2008 compared to Q2 and Q3


2050
2000
1950
1900
1850
1800
1750
1700
1650
1600
1Q 07
2Q 07
3Q 07
4Q 07
1Q 08

Product Manufacturing

- The difference between this year and last:
  - Last year we were burning up inventory, and found many significant manufacturing issues
  - This year we are selling what we are producing, have addressed many, but not all design-for-manufacturability issues, and are making progress on our lean conversion
- More new product introductions to meet consumer demand



Corporate Governance

2007 Changes

- Chairman of the Board shall be an independent Director, and an independent Director shall be Lead Director in the absence of the Chairman
- Executive session of the independent Directors shall be held in conjunction with each regularly scheduled Board meeting
- Amended 2007 Stock Incentive Plan to clarify that options may never be re-priced
- Any stock option or restricted stock awards shall only be granted on the 4th business day following the filing of a 10-Q or 10-K

Corporate Governance

- Majority of stock options are subject to performance-based vesting
- Multiple bonus plans consolidated down to one, performance-based program for all participants
- For all officers, the performance-based bonus program is partially paid in deferred stock with 3-year vesting and 1-year mandatory post-vesting holding period
- Shifted retirement benefits from defined-benefit plans to 401(k) defined-contribution plan

Investor Communications

Value-relevant Information

- Product Demand
- Product Manufacturing
- Earnings
- Balance Sheet
- Significant Events
- Transparency

Enhanced Transparency

- **Financial Statements**
  - Added LIFO and E&O reserve detail to balance sheet
  - Full cash flow statement included in Form 10-Q
- **Management's Discussion and Analysis (MD&A)**
  - Simplified wording to make it easier to read
  - Unit Data Table
  - Orders received and ending backlog table
  - Detailed discussion of orders received and production
  - Detailed gross margin table
  - Detailed discussion of accounting charges including:
    - LIFO, E&O, Product Liability, Overhead Rate Change
  - Discussion of E&O Reserve Methodology

Enhanced Transparency

- **Form 10-K**
  - Conformed litigation and legislation disclosures with introductory parenthetical
  - Accounts receivable table for top customers
  - Sales table for top customers

- **Q3 Shareholders Letter**
  - Special circumstances triggered need for prompt, enhanced communications
  - Detailed review of value-relevant information, including internal analyses

Gross Margin

Consolidated Operating Results

Consolidated	2008 Q1		2007 Q4		2007 Q3		2007 Q2		2007 Q1	
Net Sales	$ 42,506	100%	$ 34,058	100%	$ 31,864	100%	$ 42,107	100%	$ 48,456	100%
Total Cost of Products sold, befo LIFO and overhead rate adjustments to inventory, produc liability, and product recall	30,819	72.5%	30,667	90.0%	25,463	79.9%	31,479	74.8%	35,561	73.4%
Performance gross margin	**11,686**	**27.5%**	**3,391**	**10.0%**	**6,400**	**20.1%**	**10,628**	**25.2%**	**12,896**	**26.6%**
LIFO expense (income)	98	0.2%	1,729	5.1%	(237)	-0.7%	(6,144)	-14.6%	(4,423)	-9.1%
O/H rate adjustments to inventory	(464)	-1.1%	(3,583)	-10.5%	760	2.4%	2,827	6.7%	1,399	2.9%
Product Liability	189	0.4%	231	0.7%	283	0.9%	817	1.9%	356	0.7%
Product recall expense	1,208	2.8%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Gross margin	$ 10,655	25.1%	$ 5,013	14.7%	$ 5,595	17.6%	$ 13,128	31.2%	$ 15,563	32.1%

Operating Performance

Analysis of Short-term Underlying Operating Performance (All data in 000s except unit data)

	2008 Q1	2007 Q4	2007 Q3	2007 Q2	2007 Q1
Units Ordered	260,084	113,072	80,927	115,312	175,729
Units Produced	124,316	104,902	100,781	131,999	127,237
Units Shipped	137,689	111,857	98,590	129,649	141,736
Daily shipments	2,257	1,929	1,700	2,058	2,250
Reported operating income	$ 2,326	$ (2,387)	$ (2,566)	$ 6,049	$ 7,915
Adjustments to analyze underlying operating performance					
LIFO	98	1,730	(238)	(6,143)	(4,423)
O/H rate	(464)	(3,582)	760	2,826	1,400
Severances	707	92	132	190	1,038
E&O reserve	(418)	261	(122)	(443)	(1,025)
Pension curtailment	-	-	1,143	-	-
Asset impairment	-	1,775	489	-	-
Recorded product liability	189	231	282	817	356
SR-9 Retrofit Expense	1,208	-	-	-	-
Total adjustments	1,320	507	2,446	(2,753)	(2,654)
Underlying Operating Performance Comparison	$ 3,646	$ (1,880)	$ (120)	$ 3,296	$ 5,261
Underlying Operating Performance Per Day	$ 60	$ (32)	$ (2)	$ 53	$ 84

Cash Flow

	2008	2007			
Cash from Operations	**Q1**	**Q4**	**Q3**	**Q2**	**Q1**
Operating profit as reported	2,374	(2,387)	(2,565)	6,048	7,915
Less non-cash (income) expense:					
Depreciation	1,117	1,246	1,018	1,017	1,091
LIFO (Income) Expense	98	1,730	(237)	(6,144)	(4,423)
O/H Rate Change (Income)Expense	(464)	(3,583)	760	2,827	1,400
E&O (accrual) reversal	(418)	261	(122)	(443)	(1,025)
Pension Curtailment	-	-	1,143	-	-
Asset impairment	-	1,775	489	-	-
FAS 123(R) cost	104	199	115	106	76
Pre-tax cash from operating profit	**2,811**	**(759)**	**601**	**3,411**	**5,034**
Pre-tax cash from Other income					
Cash proceeds from sale of non manufacturing assets	-	-	57	5,106	7,379
Interest Income	163	508	772	746	448
Other income	(195)	31	51	(111)	(108)
Pre-tax cash from Other income	**(32)**	**539**	**880**	**5,741**	**7,719**
Income Taxes	**(890)**	**1,376**	**1,124**	**(3,435)**	**(5,396)**
Cash used for capital expenditures	**(1,932)**	**(1,340)**	**(1,824)**	**(564)**	**(740)**
Cash from balance sheet changes					
(Increase) decrease in accounts receivable	(2,506)	(570)	(1,607)	3,712	836
(Increase) decrease in inventory (net of adjustments above)	818	(224)	(312)	6,853	13,791
(Increase) decrease in prepaids and other assets	(58)	(6,118)	(2,419)	452	245
(Increase) decrease in deferred income taxes	(420)	(2,233)	2,825	972	908
Increase (decrease) in payables and other liabilities	(69)	1,913	(1,647)	(518)	(1,381)
Increase (decrease) in product liability	(99)	(90)	(90)	523	(151)
Increase (decrease) in income taxes	1,007	(447)	(3,412)	(642)	3,858
Tax withholdings on exercise of stock options	-	-	(1,126)	-	-
Cash generated from balance sheet	**(1,327)**	**(7,769)**	**(7,788)**	**11,352**	**18,106**
Net cash generated for shareholders	**(1,370)**	**(7,953)**	**(7,007)**	**16,505**	**24,723**
Repurchase and retirement of common stock	-	(20,000)	-	-	-

Inventory and Cash Balance



$ Millions
$140
$120
$100
$80
$60
$40
$20
$0
1Q 2006
2Q
3Q
4Q
1Q 2007
2Q
3Q
4Q
1Q 2008
Cash
Inventory

Cash Position

March 29, 2008 Cash Balance	$35.2 million

Possible Uses of Cash

- Acquisitions
- Stock Buyback
- Regular Quarterly Dividend

The Company will use its cash to generate shareholder value, or it will be returned to the shareholders.

Investment Highlights

- Leading Firearms Brand
- Experienced, Dynamic Board of Directors
- Strong Management Team
- Strong Market Position in Rifles, Revolvers and Pistols
- Recent, Exciting New Product Launches
- Strong Balance Sheet: Well positioned to take advantage of business opportunities as they arise
- Improving Fundamentals

NYSE: RGR
Shares Outstanding: 20.4 Million
Price: $7.64 (4/18/08)
Market Capitalization: $154 Million

Questions?

Caution – Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended March 29, 2008. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

RUGER®

ARMS MAKERS FOR RESPONSIBLE CITIZENS®